UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2016

UBIQUITY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55288	99-0371375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9801 Research Drive, Irvine, California 92618

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 489-7600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(c) Appointment of Board of Director

On August 15, 2016, the Board of Directors (the “Board”) of Ubiquity, Inc. (the “Company”), appointed Bola Ajere, 68, as a new member of the Board. Bola Ajere is the President & CEO and founder of the AMC Consulting Group, a management and technology consulting company based in Los Angeles, California, specializing in Information Technology, Corporate Governance, Risk Management and Regulatory Compliance Programs. He is also the CEO and founder of the Sierra Madre Group, an Intellectual Property Management and manufacturing company. Recently, he founded the AMC Online Media Services Company, a professional online interactive media company based in Los Angeles, California.

Bola was a partner with Deloitte & Touche in Los Angeles, (1997-2003) where he was the partner in charge of the Enterprise Risk Management practice. He has also held senior management consulting positions with Ernst & Young, (1987-1997) Pricewaterhouse Cooper (1984-1987) and IBM in England, New York, Holland, Saudi Arabia and Japan (1980-1984).

Bola graduated from University of Kent at Canterbury, England with degree in Accounting and Computer science (1979).

The selection of Mr. Ajere to serve as a member of the Board was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Ajere and any director or other executive officer of the Company and there are no related persons transactions between the Company and Mr. Ajere reportable under Item 404(a) of Regulation S-K.

Mr. Ajere s entered into a Board of Directors Retention Agreement (the “Agreement”) with the Company whereby in consideration for his service on the Board, Mr. Ajere shall receive the following: (1) 250,000 shares of restricted common stock at the time of appointment to the Board and (2) 250,000 shares of restricted common stock of the Company annually. The Agreement is herein incorporated by reference as Exhibit 10.1.

The Company believes that Mr. Ajere is fit to serve on the Board because he possesses the skills and background necessary to assist in the Company’s reorganization and marketing efforts.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Board of Directors Retention Agreement
10.2	Press Release Dated August 15, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2016

UBIQUITY, INC.

	By:	/s/ Christopher Carmichael
Christopher Carmichael
Chief Executive Officer

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